SUPPLEMENT DATED DECEMBER 1, 2023
To the following variable annuity prospectus:
Allianz Index Advantage Income ADV®
Dated October 23, 2023

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The following applies to Contracts issued in New Jersey.

Appendix F - Material Contract Variations by State and Issue Date:
The Index Dual Precision Strategy, Index Performance Strategy 1-year Term with 20% Buffer or 30% Buffer, and Index Performance Strategy 6-year Term with 20% Buffer are available for allocation with Contracts issued in New Jersey on or after December 11, 2023.

Additionally, this appendix is revised to indicate that, for Contracts issued in New Jersey on or after December 11, 2023, the following has changed:(1) the Glossary terms changed on December 11, 2023; (2) the Early Reallocation feature is available; (3) Performance Locks are no longer allowed for the Index Protection Strategy with Trigger and Index Protection Strategy with Cap Index Options if the Contract Value is equal to zero; and (4) alternate instructions for deductions of partial withdrawals (including investment advisory fees that you authorize your Financial Professional’s firm to receive from the Contract) are no longer available.

PRO-009-0523
(IAI-003-ADV)